Exhibit 99.1

Ivanhoe Suspends Activity on Tamarack Project Pending Regulatory Clarity

CALGARY, March 17, 2014 /CNW/ - Ivanhoe Energy Inc. (TSX: IE; NASDAQ: IVAN) announced today that following a thorough review the Company has suspended activity on its current Tamarack oil sands project.

Ivanhoe's decision is based on the uncertainty that there is no timeline defined by the Alberta Energy Regulator (AER) for a new regulatory framework for shallow SAGD projects, and that there is no clarity as to a path for approval for its Tamarack application. Until there is greater regulatory certainty as to a path to approval, Ivanhoe will limit Tamarack spending to only essential items.

Ivanhoe considers its decision appropriate and in the best interests of all stakeholders, given the resulting delay in the approval process. Ivanhoe believes its application, as submitted, adheres to best practises for safe reservoir development. The Company is also evaluating novel and advanced technologies that could potentially result in early production from the Tamarack oil sands project.

The Company estimates that the regulatory uncertainty affects up to one million barrels per day of future shallow SAGD projects held by various resource owners. This future production represents a significant percentage of the Canadian Association of Petroleum Producers overall forecasted oil sands production growth.

Ivanhoe is working with other affected resource owners and the AER to support the early issuance of a long-term policy for shallow SAGD projects.

Ivanhoe Energy is an independent international heavy oil exploration and development company focused on pursuing long-term growth in its reserves and production using advanced technologies, including its proprietary heavy oil upgrading process (HTL®). Core operations are in Canada, United States, and Ecuador, with business development opportunities worldwide. Ivanhoe Energy trades on the Toronto Stock Exchange with the ticker symbol IE and on the NASDAQ Capital Market with the ticker symbol IVAN. For more information about Ivanhoe Energy Inc. please visit www.ivanhoeenergy.com.

FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to the potential for commercialization and future application of the heavy oil upgrading technology and other technologies, statements relating to the continued advancement of Ivanhoe Energy's projects, statements relating to the timing and amount of proceeds of agreed upon and contemplated disposition transactions, statements relating to anticipated capital expenditures,  statements relating to the timing and success of regulatory review applications, and other statements which are not historical facts. When used in this document, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions relating to matters that are not historical facts are forward-looking statements.  Although Ivanhoe Energy believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements.  Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company's projects will experience technological and mechanical problems, new product development will not proceed as planned, the HTL® technology to upgrade bitumen and heavy oil may not be commercially viable, geological conditions in reservoirs may not result in commercial levels of oil and gas production, the availability of drilling rigs and other support services, uncertainties about the estimates of reserves, the risk associated with doing business in foreign countries, environmental risks, changes in product prices, our ability to raise capital as and when required, our ability to complete agreed upon and planned asset dispositions, competition and other risks disclosed in Ivanhoe Energy's 2013 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on EDGAR and the Canadian Securities Commissions on SEDAR.

SOURCE: Ivanhoe Energy Inc.

%CIK: 0001106935

For further information:

Ivanhoe Energy
Hilary McMeekin
Manager, Corporate Communications
(403) 817 1108
hmcmeekin@ivanhoeenergy.com

CO: Ivanhoe Energy Inc.

CNW 17:15e 17-MAR-14